UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 29, 2004
                Date of Report (Date of earliest event reported)

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

         DELAWARE                   1-5740                        95-2039518
         (State or other     (Commission File Number)          (I.R.S. Employer
         jurisdiction of                                  Identification Number)
         incorporation)

                            3050 EAST HILLCREST DRIVE
                           WESTLAKE VILLAGE, CALIFORNIA         91362
                   (Address of principal executive offices)   (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS

                  Exhibit 99.1 - Press Release dated April 29, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On March 29, 2004, Diodes Incorporated issued a press release announcing first quarter 2004 earnings. A copy of the press release is attached as Exhibit 99.1.

                  The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1984, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 30, 2004
                              DIODES INCORPORATED

                              By /s/ Carl C. Wertz
                              CARL C. WERTZ
                              Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT                                  DESCRIPTION
NUMBER

99.1                                     Press Release dated April 29, 2004